BBH TRUST

BBH CORE SELECT

CLASS N SHARES (“BBTEX”)

RETAIL CLASS SHARES (“BBTRX”)

SUPPLEMENT DATED SEPTEMBER 13, 2019

TO THE PROSPECTUS

DATED FEBRUARY 28, 2019

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Effective close of business on September 20, 2019, BBH Core Select (the “Fund”) is closed to investments, however, the Fund’s closure to investments does not restrict any shareholders from redeeming shares of the Fund.

The Fund’s ability to enforce the closure of the Fund to purchases with respect to certain retirement plan accounts and accounts held by financial intermediaries may vary depending on systems capabilities, applicable contractual and legal restrictions and cooperation of those retirement plans and intermediaries.

Please contact the Fund at 1-800-575-1265 if you have any questions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.